                                                                    EXHIBIT 24.1

                              LARSCOM INCORPORATED

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Deborah M. Soon and Paul Graf, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him and any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratify and confirming our signatures as they may be signed by our said attorney to any and all amendments to said Registration Statement.

             NAME                         TITLE                    DATE
------------------------------  --------------------------  -------------------

                                President, Chief Executive
     /s/ DEBORAH M. SOON          Officer, and Director
------------------------------    (Chief Executive           October 11, 1996
       Deborah M. Soon            Officer)

                                Vice President, Finance
                                  and Chief Financial
------------------------------    Officer (Chief Financial        , 1996
        Bruce D. Horn             Officer and Principal
                                  Accounting Officer)

------------------------------  Director                          , 1996
        Signe S. Gates

------------------------------  Director                          , 1996
         Paul E. Graf

------------------------------  Director                          , 1996
       Harvey L. Poppel

------------------------------  Director                          , 1996
      Joseph F. Smorada

                                                                    EXHIBIT 24.1

                              LARSCOM INCORPORATED

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Deborah M. Soon and Paul Graf, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him and any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratify and confirming our signatures as they may be signed by our said attorney to any and all amendments to said Registration Statement.

             NAME                         TITLE                    DATE
------------------------------  --------------------------  -------------------

                                President, Chief Executive
                                  Officer, and Director
------------------------------    (Chief Executive                , 1996
       Deborah M. Soon            Officer)

                                Vice President, Finance
      /s/ BRUCE D. HORN           and Chief Financial
------------------------------    Officer (Chief Financial   October 11, 1996
        Bruce D. Horn             Officer and Principal
                                  Accounting Officer)

------------------------------  Director                          , 1996
        Signe S. Gates

------------------------------  Director                          , 1996
         Paul E. Graf

------------------------------  Director                          , 1996
       Harvey L. Poppel

------------------------------  Director                          , 1996
      Joseph F. Smorada

                                                                    EXHIBIT 24.1

                              LARSCOM INCORPORATED

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Deborah M. Soon and Paul Graf, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him and any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratify and confirming our signatures as they may be signed by our said attorney to any and all amendments to said Registration Statement.

             NAME                         TITLE                    DATE
------------------------------  --------------------------  -------------------

                                President, Chief Executive
                                  Officer, and Director
------------------------------    (Chief Executive                , 1996
       Deborah M. Soon            Officer)

                                Vice President, Finance
                                  and Chief Financial
------------------------------    Officer (Chief Financial        , 1996
        Bruce D. Horn             Officer and Principal
                                  Accounting Officer)

      /s/ SIGNE S. GATES
------------------------------  Director                     October 11, 1996
        Signe S. Gates

------------------------------  Director                          , 1996
         Paul E. Graf

------------------------------  Director                          , 1996
       Harvey L. Poppel

------------------------------  Director                          , 1996
      Joseph F. Smorada

                                                                    EXHIBIT 24.1

                              LARSCOM INCORPORATED

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Deborah M. Soon and Paul Graf, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him and any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratify and confirming our signatures as they may be signed by our said attorney to any and all amendments to said Registration Statement.

             NAME                         TITLE                    DATE
------------------------------  --------------------------  -------------------

                                President, Chief Executive
                                  Officer, and Director
------------------------------    (Chief Executive                , 1996
       Deborah M. Soon            Officer)

                                Vice President, Finance
                                  and Chief Financial
------------------------------    Officer (Chief Financial        , 1996
        Bruce D. Horn             Officer and Principal
                                  Accounting Officer)

------------------------------  Director                          , 1996
        Signe S. Gates

       /s/ PAUL E. GRAF
------------------------------  Director                     October 11, 1996
         Paul E. Graf

------------------------------  Director                          , 1996
       Harvey L. Poppel

------------------------------  Director                          , 1996
      Joseph F. Smorada

                                                                    EXHIBIT 24.1

                              LARSCOM INCORPORATED

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Deborah M. Soon and Paul Graf, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him and any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratify and confirming our signatures as they may be signed by our said attorney to any and all amendments to said Registration Statement.

             NAME                         TITLE                    DATE
------------------------------  --------------------------  -------------------

                                President, Chief Executive
                                  Officer, and Director
------------------------------    (Chief Executive                , 1996
       Deborah M. Soon            Officer)

                                Vice President, Finance
                                  and Chief Financial
------------------------------    Officer (Chief Financial        , 1996
        Bruce D. Horn             Officer and Principal
                                  Accounting Officer)

------------------------------  Director                          , 1996
        Signe S. Gates

------------------------------  Director                          , 1996
         Paul E. Graf

     /s/ HARVEY L. POPPEL
------------------------------  Director                     October 11, 1996
       Harvey L. Poppel

------------------------------  Director                          , 1996
      Joseph F. Smorada

                                                                    EXHIBIT 24.1

                              LARSCOM INCORPORATED

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Deborah M. Soon and Paul Graf, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him and any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratify and confirming our signatures as they may be signed by our said attorney to any and all amendments to said Registration Statement.

             NAME                         TITLE                    DATE
------------------------------  --------------------------  -------------------

                                President, Chief Executive
                                  Officer, and Director
------------------------------    (Chief Executive                , 1996
       Deborah M. Soon            Officer)

                                Vice President, Finance
                                  and Chief Financial
------------------------------    Officer (Chief Financial        , 1996
        Bruce D. Horn             Officer and Principal
                                  Accounting Officer)

------------------------------  Director                          , 1996
        Signe S. Gates

------------------------------  Director                          , 1996
         Paul E. Graf

------------------------------  Director                          , 1996
       Harvey L. Poppel

    /s/ JOSEPH F. SMORADA
------------------------------  Director                     October 11, 1996
      Joseph F. Smorada